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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             InterWorld Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                                    13-3818716
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


345 Hudson Street, 6th Floor, New York, New York                      10014
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    (Address of principal executive offices)                        (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-79879

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
   to be so registered                         each class is to be registered
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
-------------------------                   ------------------------------------

-------------------------                   ------------------------------------

-------------------------                   ------------------------------------

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


        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
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                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-79789), as amended from time to time, is incorporated herein by reference.


ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

1. Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1A to the Company's Registration Statement on Form S-1.

2. Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed in connection with pricing of the offering covered by the Registration Statement on Form S-1, incorporated by reference to Exhibit 3.1B to the Company's Registration Statement on Form S-1.

3. Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed in connection with the closing of the offering covered by the Registration Statement on Form S-1, incorporated by reference to Exhibit 3.1C to Company's Registration Statement on Form S-1.

4.       Bylaws of the Registrant, as amended, incorporated by reference to
         Exhibit 3.2 to the Company's Registrant Statement on Form S-1.



                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    InterWorld Corporation



                                    By: \s\ Peter Schwartz
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                                        Peter Schwartz
                                        Chief Financial Officer

August 4, 1999






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